UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414)-765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2016

Date of reporting period:  August 31, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2015 (Unaudited)

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

The -5.3% decline in the S&P 500 Index return for the 6 month period ended August 31, 2015 reflects investors’ concerns over a slowdown in China, a looming interest rate hike and the current health of the world economy.

Across the market cap spectrum, the past six- and twelve-month periods have proven particularly difficult for value strategies as the performance gap between growth and value has widened to levels not seen since the technology bubble in the late 1990’s. This current growth cycle has been the longest experienced over the past 30 years; however, historically, over full market cycles, value stocks have outpaced growth stocks. The discrepancy between value and growth has largely been led by investors chasing momentum stocks with the highest growth rates as they have assigned a scarcity premium to growth in an environment of low single digit GDP gains.

Growth Outperformance Cycles	# Months	R3000 Growth Perf	R3000 Value Perf	Growth Less Value Rel Return
July 31 1979 - Nov 30 1980	16	66.6%	32.1%	34.5%
Aug 31 1988 - Dec 31 1991	40	102.5%	49.5%	53.0%
Sept 30 1993 - Feb 29 2000	77	317.0%	141.2%	175.8%
July 31 2006 - Aug 31 2015	109	122.5%	62.2%	60.3%

Value Outperformance Cycles	# Months	R3000 Growth Perf	R3000 Value Perf	Growth Less Value Rel Return
Nov 30 1980 - Aug 31 1988	93	89.3%	212.6%	-123.3%
Dec 31 1991 - Sept 30 -1993	21	5.2%	36.3%	-31.2%
Feb 29 2000 - July 31 2006	77	-36.5%	73.2%	-109.8%

Source: CS Equity Strategy, Russell, Bloomberg, performance as of 8/31/2015

Across all market capitalizations, value/growth relative performance trends have been highly and positively correlated with interest rates. The latest cycle of growth outperformance appears to have been sparked by falling interest rates. Once the Fed starts raising rates, history suggests a rotation back to value. Higher rates should compress growth stock multiples and lead investors to cash flow positive value stocks.

We continue to favor select stocks in the Financials sector as rising interest rates brighten the earnings outlook for the sector. Financials have lagged the broader market year-to-date, but the near-term prospects of Fed hikes and further increases in interest rates should drive outperformance during the balance of the year. Banks and insurance companies should be key beneficiaries from rising rates, as higher rates increase their net interest margin as well as boost prospective returns from fixed income holdings. Not all Financials will benefit from rising rates. Specifically, real estate investment trusts will likely underperform as investors rotate away from high dividend-yielding stocks. The 10-year U.S. Treasury note yield has risen to 2.21%, up from 2.12% at the start of the year. The market is clearly pricing in a rate hike and higher expected growth.

The current underperformance in out-of-favor value stocks reflects typical investment sentiment during periods of stress. Investors generally gravitate toward momentum/growth companies during periods of heightened volatility. The comfort of owning a stock with recent gains trumps the desire for value when uncertainty is at its peak. In such an environment, investors are willing to pay above-average multiples for consistent growth stories. With lower volatility and rising interest rates, investors tend to become more rational, focusing on value stocks that are trading at much cheaper prices. Historically, this has fueled the rotation from growth to value.

Source: Bloomberg

As noted above, momentum/growth investing or chasing stocks that are on an upswing, has worked this year; however, we caution investors that the momentum trade can reverse abruptly. Historically, when the volatility index (VIX) rises above 25, momentum stocks tend to underperform. The VIX spiked above 50 during the market’s sell off in August and sits at 22 as of this writing.

Company Spotlight

Ultra Petroleum (UPL)-Snow Capital Opportunity Fund

Ultra Petroleum (UPL) is an independent exploration and production company with producing assets in Wyoming, Utah, and Pennsylvania. More than 90% of the company’s reserves and production are comprised of natural gas located in the Pinedale, a small and prolific field in Wyoming’s Green River Basin. In the third quarter of 2014, UPL entered into a transaction with Shell that increased its position in the Pinedale by 30% and reduced exposure to the Marcellus, where gas prices have been under significant pressure. Over the last 12 months, the stock has fallen by 75%, reflecting sharp declines in the prices for both oil and gas. While we acknowledge that the market for gas is currently oversupplied, we expect conditions to improve as supply and demand move into balance over the next 12 months. Supply should fall in response to deep spending cuts from North American producers and demand should benefit from exports, industrial demand and coal plant retirements. Early indications confirm our view, with production growth in most shale plays decelerating on a sequential basis in the third quarter. Assuming a modest recovery in natural gas prices, we believe UPL’s earnings power and resource base justify a valuation of $15 per share, more than 100% above the current price.

OFG Bancorp (OFG)-Snow Capital Small Cap Value Fund

OFG Bancorp is a retail bank operating on the island of Puerto Rico. Snow Capital purchased the shares in mid-2014 below tangible book value, on the thesis that a reversal of an indemnification asset associated with an FDIC-backed acquisition would result in a meaningful earnings putback in 2015. The stock has underperformed recently, mostly due to the incendiary headlines surrounding the Puerto Rican government’s inability to pay its debts or restructure its obligations with creditors. Investors have centered on OFG’s exposure to PREPA, the Puerto

Rica Electric Power Authority, as OFG is part of a bank syndicate that finances fuel lines for the utility. OFG has approximately $200mm of exposure to PREPA, and a $24mm reserve built against the loan. In the worst case scenario that this loan is completely written off, it would equate to about $4.50 of tangible equity pre-tax, and suggesting new tangible book value is just over $10. As we go to print, OFG shares are trading well below $10, suggesting a very attractive asymmetrical risk-reward opportunity. At the end of the third quarter, PREPA announced it had reached a restructuring agreement with the banks and a portion of the bondholders; while good news for OFG, we are awaiting a restructuring of the last group of bondholders.

OFG is the third largest bank on the island of Puerto Rico, with over $7.4 billion in assets. The bank is very well capitalized, with stable credit trends, modest loan growth, and a strong net interest margin. OFG has been a repurchaser of shares in the past, and offers a 4.6% dividend yield. OFG trades at seven times next year’s earnings estimates. We believe investors will warm up to the undervalued shares as Puerto Rico nears a conclusive restructuring agreement in the coming months.

In Closing

At Snow Capital Management L.P., we are bottom-up fundamental stock pickers; we do not time the market. We stay fully invested at all times. Being fully invested when an unexpected market moving event produces short-term losses can be difficult to endure, but we believe one does not maximize long-term returns by continually trying to guess the next market move. In our opinion, real wealth is built over long periods of time by sticking to an investment discipline, both in good times and bad. We continue to have a positive outlook for long-term equity returns. The recent volatility has provided us with several new buying opportunities. Our investments have near-term catalysts with attractive valuations, solid balance sheets and strong cash flows. Collectively, we believe our Funds offer favorable valuations compared to their benchmarks. As of this writing, our stocks sell at a 20% to 40% discount to their benchmarks on earnings, book value, and cash flow while also offering superior growth in forecasted earnings. Over our three- to five-year investment horizon, we continue to believe our Funds are well positioned to benefit from long-term growth opportunities.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage the Firm’s value investing process, our resources as an institutional investor, and our professional investment discipline. The Funds all implement the same investment process. Your financial professional can help you determine which Fund is best suited to you.

Thank you for choosing the Snow Capital Family of Funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the six-month period ended August 31, 2015, the Snow Capital Opportunity Fund Institutional Class Shares recorded a return of -11.49% compared to a return of -5.32% for the S&P 500 Index and a return of -6.77% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a long portfolio of 30 to 60 U.S.-listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund attempts to enhance equity returns relative to a long-only equity strategy and to lower the overall volatility of the Fund’s investment portfolio through the purchase and/or sale of short positions, options, exchange-traded funds, or other securities.

Top Positive Contributors to the Fund’s Return

For the six-month period ended August 31, 2015, the Health Care sector added to overall performance. In order of magnitude, the best performing stocks for the six months were:

Teva Pharmaceutical Industries Ltd. (TEVA) outperformed, as investors cheered the acquisition of Allergan PLC’s (AGN) generic pharmaceuticals business. The acquisition combines two of the largest generic franchises, and should ease fears over TEVA’s business trajectory as their leading MS drug, Copaxone, faces increased generic competition. American Eagle Outfitters (AEO) added to performance as sales trends and margins continued to improve, driven by strong merchandising and market share gains. Improved inventory control, lower promotional activity, and reduced corporate overhead led to tangible performance gains over the period. Community Health Systems (CYH) advanced on a favorable Supreme Court decision that affirmed the Affordable Care Act. The Hartford Financial Services Group (HIG) delivered solid results in its Group Benefits and Property & Casualty segments, however shares saw the most significant gains following market rumors of a potential take-out of the company. GrafTech International (GTI) was acquired by Brookfield Asset Management for $700 million, or $5.05 per share, in a deal that was announced in May, 2015.

Top Detractors from the Fund’s Return

For the six-month period ended August 31, 2015, the Energy, Information Technology, Materials, Consumer Discretionary, Industrials, and Financials sectors detracted from overall performance.

The worst performing stock over the last six months was Chesapeake Energy (CHK), which declined in response to cash flow deterioration and analyst downgrades. The Fund has since exited the position due to concerns surrounding the balance sheet. Axiall Corp (AXLL), a US-based chemicals company, was impacted by lower prices for caustic and PVC, primarily due to economic weakness in the BRIC countries. Genworth Financial (GNW) disappointed after disclosing that they had no plans to sell their life insurance business. Viacom Inc (VIAB) sold off during the period due to continued weakness in domestic advertising while general industry concerns around consumers ‘cutting the cable cord’ resulted in steep declines for all media stocks. Hewlett-Packard Co (HPQ) was negatively impacted by its exposure to declining foreign currencies and weakness in PCs and printing. The company will complete a spin-off of the enterprise business on November 1, 2015.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Index, the Fund holds an above-average weight in the Information Technology, Consumer Discretionary, Materials, and Industrials sectors, and a below-average weight in the Health Care, Energy, and Financials sectors. The Fund maintained a zero percent weighting in the Consumer Staples, Utilities, and Telecomm Service sectors as of August 31, 2015.

We reduced our exposure to Information Technology, Consumer Discretionary, Industrials, and Health Care and increased our investments in Financials, Energy, and Materials during the period.

As of the end of August, the portfolio held 31 core long positions and was approximately 86% net long. The purchase and/or sale of short positions, options, exchange-traded funds, or other securities aim to serve as a hedge to our long equity portfolio. We are holding cash as a component of our strategies and to take advantage of any opportunities the market volatility may provide.

Comments on the Fund’s Five Largest Holdings

Ultra Petroleum (UPL)

An independent oil and gas exploration company with a small and concentrated base of high-returning gas assets, UPL is well position to weather depressed natural gas prices. We believe gas prices will improve over the next 12 to 18 months as supply and demand move closer to balance.

NetApp Inc (NTAP)

One of the world’s leading providers of enterprise storage systems and storage management software, NTAP will benefit from the ongoing growth of digital information. NTAP’s strong presence with large enterprises and partnerships with leading IT providers will serve as an anchor, as customers’ data needs become increasingly more complicated.

JPMorgan Chase (JPM)

Under the leadership of CEO Jamie Dimon, JPM was able to navigate through the financial crisis and achieve appropriate levels of capitalization to appease regulators in the years following. Credit trends have normalized, the core loan book is growing, and litigation issues are largely behind the company. The company remains focused on capital generation, cost reduction, regulatory compliance and shareholder returns. Because of its market leading position, we believe that JPM shares will command a premium multiple compared to other banks.

Abercrombie & Fitch (ANF)

ANF has moved towards a leaner, more profitable company by selectively closing underperforming US stores while growing higher-margin international and online sales. The company’s balance sheet and cash flow are excellent, and should carry the company through any short-term issues that can arise in the retail space.

PBF Energy Inc (PBF)

PBF Energy Inc (PBF) is a domestic refiner with best-in-class assets, and should benefit from the growing supply of crude oil in the US. A recent acquisition expanded their asset base to the Gulf Coast and should increase the company’s earnings potential by at least 20% in 2016 alone.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the six-month period ended August 31, 2015, the Snow Capital Small Cap Value Fund Institutional Class Shares recorded a return of -10.32% compared to a return of -7.10% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of between 40 and 60 U.S.-listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments from companies with market capitalizations between $100 million and $3 billion.

Top Positive Contributors to the Fund’s Return

For the six-month period ended August 31, 2015, The Consumer Staples and Health Care sectors added to overall performance. In order of magnitude, the best-performing stocks for the six months were:

Omega Protein (OME) outperformed as a lower fish catch led to higher pricing along with a positive response to an activist investor. Community Health Systems (CYH) advanced on a favorable Supreme Court decision that affirmed the Affordable Care Act. Green Dot Corporation (GDOT) added to overall performance following the announcement of a five year agreement with Walmart in which Green Dot Corporation and Green Dot Bank will continue to serve as the program manager and issuing bank for the Walmart MoneyCard suite of prepaid, reloadable debit card products. First Niagara Financial Group (FNFG) outperformed following analyst upgrades and solid results despite persistent low interest rates. Spirit AeroSystems (SPR) continued to deliver positive results, as higher production rates and cost containment augmented operating margins. Investors welcomed the announcement of a share repurchase program.

Top Detractors from the Fund’s Return

For the six-month period ended August 31, 2015, the Industrials, Financials, Information Technology, Energy, Consumer Discretionary, and Materials sectors detracted from overall performance.

Shares of Puerto Rican bank OFG Bancorp (OFG) slumped as investors became uneasy over the possibility of defaults on loans to government agencies, namely the Puerto Rica Electric Power Authority (PREPA). Silicon Graphics (SGI) lowered its sales guidance for the next quarter due to the timing of certain project deliveries. Bookings in the federal business were the strongest in more than three years, suggesting that headwinds are only temporary. L.B. Foster (FSTR) detracted following weakness in their rail business along with poor performance from two recent energy-related acquisitions, which were dilutive to earnings. Union Pacific concrete tie litigation is a large overhang as well. Tidewater Inc (TDW) fell with the price of oil. The company’s operating performance has been resilient despite significant declines in offshore activity. Triumph Group (TGI), an aerospace company, saw shares slip on lower than expected earnings as the company continues to wind down legacy programs, integrate new acquisitions, reduce operating costs, and search for a new CEO.

Were there significant changes to the portfolio?

Compared to the Russell 2000 Value Index, the Fund holds an above-average weight in the Industrials, Health Care, Information Technology, and Energy sectors, and a below-average weight in the Financials, Consumer Discretionary, Materials, and Consumer Staples sectors. The Fund maintained a zero percent weighting in the Utilities and Telecomm Service sectors as of August 31, 2015.

We reduced our exposure to Energy, Health Care, Industrials, and Consumer Discretionary, and increased our investments in Information Technology, Consumer Staples, Materials, and Financials during the period.

Comments on the Fund’s Five Largest Holdings

OFG Bancorp (OFG)

A Puerto Rican bank that was well insulated from the financial crisis, OFG used the volatile period to acquire cheap assets and position itself for the future. Now one of the strongest banks on the island, OFG trades at 50% of tangible book value due to the recent Puerto Rican debt concern headlines. Earnings are set to improve as a profit/loss sharing agreement with the FDIC is set to roll off the books in 2015.

Green Dot Corporation (GDOT)

One of the leading players in the General Purpose Reloadable (GPR) debit card space, GDOT’s products are offered through more than 100,000 retail locations across the United States. GDOT is the largest processor of tax refund disbursements in the country.

Wesco Aircraft Holdings (WAIR)

Providing supply chain management services to the global aerospace industry, WAIR serves over 7,400 customers with more than 525,000 different stock keeping units. Poor acquisition integration coupled with a new management team provided the Fund an opportunity to enter the position.

Integra LifeSciences (IART)

IART is a diversified medical device manufacturer with leading market share positions in both neurosurgery and surgical instruments, along with an emerging presence in orthopedics. Manufacturing issues have negatively impacted shares over the past few years, despite operating in high-growth end markets.

First Niagara Financial Group (FNFG)

A regional bank with branches in the Northeast, FNFG has been impacted by ill-timed acquisitions and other management missteps. Loan growth and better lending spreads should help to drive earnings growth in the future.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation. The Russell 2000 Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation. You cannot invest directly in an index.

Russell 3000® Growth Index (R3000 Growth)

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The CBOE Volatility Index (VIX)

The VIX is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility. Several investors expressed interest in trading instruments related to the market’s expectation of future volatility, and so VIX futures were introduced in 2004, and VIX options were introduced in 2006.

Correlation

Correlation is a statistical measure of how two securities move in relation to each. Correlation is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, perfect negative correlation means that if one security moves in either direction the security that is perfectly negatively correlated will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

The Price-to-Earnings (P/E) ratio is calculated as the current price of a of stock divided by its trailing twelve month operating earnings per diluted share of equity

The Price/Book ratio is calculated as the current share price of a stock divided by its book value per diluted share of equity

The CPI or Consumer price index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services as defined by the Bureau of Labor Statistics

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization

Return on Equity or ROE is calculated as net income divided by common stockholders’ equity

BRIC is a grouping acronym that refers to the countries of Brazil, Russia, India and China, which are all at a relatively similar stage of newly advanced economic development

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees (Class A and Class C shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/15 - 8/31/15).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a 0.50% contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use this information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The following table also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expense Examples (Unaudited)

	Beginning Account Value 3/1/2015	Ending Account Value 8/31/2015	Expenses Paid During Period 3/1/15- 8/31/15	Annualized Expense Ratio
Based on Actual Fund Returns
Opportunity Fund*
Institutional Class**	$1,000.00	$885.10	$6.21	1.31%
Class C**	1,000.00	880.70	10.92	2.31
Class A**	1,000.00	883.80	7.39	1.56
Small Cap Value Fund*
Institutional Class***	1,000.00	896.80	6.96	1.46
Class C***	1,000.00	892.90	11.32	2.38
Class A***	1,000.00	895.60	8.15	1.71

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the 12-month period (366).
**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $5.92, $10.64 and $7.10 for Institutional Class shares, Class C shares, and Class A shares, respectively.
***	Excluding interest expense, your actual cost of investing in the Fund would be $6.91, $11.28, $8.10 for Institutional Class shares, Class C shares, and Class A shares, respectively.

	Beginning Account Value 3/1/2015	Ending Account Value 8/31/2015	Expenses Paid During Period 3/1/15- 8/31/15	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
Opportunity Fund*
Institutional Class**	$1,000.00	$1,018.55	$6.65	1.31%
Class C**	1,000.00	1,013.52	11.69	2.31
Class A**	1,000.00	1,017.29	7.91	1.56
Small Cap Value Fund*
Institutional Class***	1,000.00	1,017.80	7.41	1.46
Class C***	1,000.00	1,013.17	12.04	2.38
Class A***	1,000.00	1,016.54	8.67	1.71

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the 12-month period (366).
**	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $6.34, $11.39 and $7.61 for Institutional Class shares, Class C shares and Class A shares, respectively.
***	Excluding interest expense, your hypothetical cost of investing in the Fund would be $7.35, $11.99, and $8.62 for Institutional Class shares, Class C shares, and Class A shares, respectively.

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations between $100 million and $3 billion (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2015 is shown below.

*	Short-Term Investments is less than 0.005% of total investments.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2015 is shown below.

*	Short securities (15.37%)
*	Written options (0.10%)

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2015(1)

	One Year	Three Years		Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	-20.11%	8.99%		10.71%
Class A (without sales charge)	-15.68%	10.96%		11.98%
Class C (with sales charge)	-17.03%	10.14%		11.15%
Class C (without sales charge)	-16.28%	10.14%		11.15%
Institutional Class	-15.46%	11.24%		12.25%
Russell 2000 Value Index	-4.95%	11.77%		10.08%

	One Year	Three Years	Five Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	-20.81%	11.00%	10.76%	4.20%
Class A (without sales charge)	-16.43%	13.02%	11.96%	4.81%
Class C (with sales charge)	-17.72%	12.24%	11.19%	4.06%
Class C (without sales charge)	-17.00%	12.24%	11.19%	4.06%
Institutional Class	-16.19%	13.32%	12.26%	5.06%
S&P 500 Index	0.48%	14.31%	15.87%	6.72%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad- based securities index on each Fund’s inception date. The graphs do not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Small Cap Value Fund

Schedule of Investments

August 31, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS - 98.33%
Aerospace & Defense - 5.05%
Ducommun, Inc. (a)	16,890	$398,942
Spirit Aerosystems Holdings, Inc. (a)	10,850	554,544
Triumph Group, Inc.	65,600	3,239,983

		4,193,469

Air Freight & Logistics - 2.54%
Atlas Air Worldwide Holdings, Inc. (a)	50,923	2,103,629

Banks - 13.20%
First Commonwealth Financial Corp.	93,200	824,820
First Niagara Financial Group, Inc.	355,597	3,289,272
FNB Corp.	69,459	872,405
OFG Bancorp	435,500	3,762,720
TCF Financial Corp.	57,945	899,306
The Bancorp, Inc. (a)	177,637	1,303,856

		10,952,379

Capital Markets - 1.39%
FBR & Co.	31,281	686,305
Manning & Napier, Inc.	48,505	464,193

		1,150,498

Chemicals - 1.62%
American Vanguard Corp.	38,000	507,680
LSB Industries, Inc. (a)	35,000	836,850

		1,344,530

Commercial Services & Supplies - 2.90%
ACCO Brands Corp. (a)	266,200	2,023,120
Brady Corp.	17,300	379,908

		2,403,028

Communications Equipment - 1.46%
Black Box Corp.	78,913	1,215,260

Consumer Finance - 4.31%
Green Dot Corp. (a)	202,000	3,573,380

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Shares	Value
Containers & Packaging - 0.85%
Owens- Illinois, Inc. (a)	34,000	$708,900

Distributors - 1.02%
VOXX International Corp. (a)	109,080	845,370

Electronic Equipment, Instruments & Components - 4.76%
Orbotech Ltd. (a)(b)	48,355	805,594
OSI Systems, Inc. (a)	43,000	3,140,721

		3,946,315

Energy Equipment & Services - 4.55%
Carbo Ceramics, Inc.	65,721	1,802,070
Tidewater, Inc.	110,000	1,972,300

		3,774,370

Food & Staples Retailing - 1.34%
The Andersons, Inc.	31,500	1,114,470

Food Products - 1.30%
Omega Protein Corp. (a)	63,000	1,075,410

Health Care Equipment & Supplies - 7.22%
Analogic Corp.	31,500	2,538,270
Integra LifeSciences Holdings Corp. (a)	57,500	3,448,850

		5,987,120

Health Care Providers & Services - 1.40%
Community Health Systems, Inc. (a)	21,635	1,161,800

Household Durables - 1.51%
SodaStream International Ltd. (a)(b)	82,229	1,253,170

Insurance - 3.32%
American Equity Investment Life Holding Co.	9,360	227,074
FBL Financial Group, Inc.	15,500	884,120
Genworth Financial, Inc. (a)	130,000	673,400
Selective Insurance Group, Inc.	31,950	968,724

		2,753,318

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Shares	Value
Machinery - 10.52%
Actuant Corp.	42,000	$900,480
AGCO Corp.	13,500	662,040
Crane Co.	40,250	2,114,734
Hyster-Yale Materials Handling, Inc.	22,400	1,361,024
Kennametal, Inc.	28,500	869,250
L.B. Foster Co.	67,137	1,203,766
Titan International, Inc.	176,500	1,620,270

		8,731,564

Multiline Retail - 2.33%
Big Lots, Inc.	40,234	1,930,830

Oil, Gas & Consumable Fuels - 3.71%
PBF Energy, Inc.	80,000	2,393,600
Stone Energy Corp. (a)	120,530	683,405

		3,077,005

Professional Services - 2.68%
Acacia Research Corp.	234,000	2,227,680

Semiconductors & Semiconductor Equipment - 3.80%
Omnivision Technologies, Inc. (a)	132,000	3,154,800

Software - 1.47%
OpenText Corp. (b)	27,000	1,223,640

Specialty Retail - 4.78%
Abercrombie & Fitch Co.	155,885	3,095,876
Genesco, Inc. (a)	14,600	874,394

		3,970,270

Technology Hardware, Storage & Peripherals - 2.71%
NCR Corp. (a)	30,000	752,700
Silicon Graphics International Corp. (a)	300,000	1,500,000

		2,252,700

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Shares	Value
Trading Companies & Distributors - 2.30%
DXP Enterprises, Inc. (a)	32,700	$972,825
Titan Machinery, Inc. (a)	80,490	936,099

		1,908,924

Transportation Infrastructure - 4.29%
Wesco Aircraft Holdings, Inc. (a)	253,645	3,561,176

TOTAL COMMON STOCKS (Cost $89,512,155)		$81,595,005

REAL ESTATE INVESTMENT TRUST - 2.16%
Highwoods Properties, Inc.	47,280	1,793,803

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,730,791)		$1,793,803

SHORT-TERM INVESTMENT - 0.00%
Money Market Fund - 0.00%
Fidelity Institutional Government Portfolio	1,173	1,173

TOTAL MONEY MARKET FUND (Cost $1,173)		$1,173

Total Investments (Cost $91,244,119) - 100.49%		83,389,981
Liabilities in Excess of Other Assets - (0.49)%		(405,217)

TOTAL NET ASSETS - 100.00%		$82,984,764

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Investments

August 31, 2015 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.37%
Aerospace & Defense - 2.09%
Triumph Group, Inc.	123,000	$6,074,970

Automobiles - 3.04%
General Motors Co.	300,000	8,832,000

Banks - 8.92%
Bank of America Corp. (c)	762,000	12,451,080
JPMorgan Chase & Co. (c)	210,200	13,473,820

		25,924,900

Communications Equipment - 1.46%
Qualcomm, Inc.	75,000	4,243,500

Computers & Peripherals - 3.88%
Hewlett-Packard Co.	402,000	11,280,120

Construction & Engineering - 2.89%
Chicago Bridge & Iron Co. (b)	190,000	8,413,200

Construction Materials - 2.99%
CEMEX S.A.B. de C.V. - ADR (a)	1,106,600	8,697,876

Consumer Finance - 3.31%
Ally Financial, Inc. (a)	440,000	9,618,400

Containers & Packaging - 3.37%
Owens- Illinois, Inc. (a)	470,000	9,799,500

Diversified Financial Services - 3.53%
Voya Financial, Inc. (c)	238,000	10,253,040

Health Care Providers & Services - 2.77%
Community Health Systems, Inc. (a)	150,000	8,055,000

Insurance - 15.15%
American International Group, Inc. (c)	198,000	11,947,320
Genworth Financial, Inc. (a)	2,065,000	10,696,700
Hartford Financial Services Group, Inc. (c)	236,000	10,844,200
MetLife, Inc. (c)	211,000	10,571,100

		44,059,320

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Shares	Value
Internet Software & Services - 1.49%
Google, Inc. (a)	7,019	$4,339,497

Machinery - 5.94%
Crane Co.	160,000	8,406,400
Terex Corp.	380,000	8,865,400

		17,271,800

Media - 2.80%
Viacom Inc. - Class B	200,000	8,154,000

Metals & Mining - 2.77%
Rio Tinto PLC - ADR	219,400	8,056,368

Multiline Retail - 1.81%
Macy’s, Inc.	90,000	5,274,900

Oil, Gas & Consumable Fuels - 12.45%
BP PLC - ADR	80,000	2,683,200
PBF Energy, Inc.	430,000	12,865,600
Southwestern Energy Co. (a)	345,000	5,602,800
Ultra Petroleum Corp. (a)(b)	1,765,000	15,037,800

		36,189,400

Pharmaceuticals - 2.66%
Teva Pharmaceutical Industries Ltd. - ADR (c)	120,000	7,729,200

Software - 3.00%
Symantec Corp.	425,000	8,708,250

Specialty Retail - 4.55%
Abercrombie & Fitch Co.	666,400	13,234,704

Technology Hardware, Storage & Peripherals - 8.50%
NCR Corp. (a)	437,000	10,964,330
NetApp, Inc.	430,000	13,742,800

		24,707,130

TOTAL COMMON STOCKS (Cost $287,041,531)		$288,917,075

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2015 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS - 0.03%
Money Market Fund - 0.03%
Fidelity Institutional Government Portfolio	93,890	$93,890

TOTAL SHORT-TERM INVESTMENTS (Cost $93,890)		$93,890

Total Investments (Cost $287,135,421) - 99.40%		289,010,965
Other Assets in Excess of Liabilities - 0.60%		1,731,973

TOTAL NET ASSETS - 100.00%		$290,742,938

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of this security is pledged as collateral for options written.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Options Written

August 31, 2015 (Unaudited)

	Contracts	Value
CALL OPTIONS
Google, Inc.
Expiration: September, 2015, Exercise Price: $670.00	(35)	$(11,113)
PBF Energy, Inc.
Expiration: December, 2015, Exercise Price: $40.00	(200)	(9,000)

		(20,113)

PUT OPTIONS
Apple, Inc.
Expiration: November, 2015, Exercise Price: $120.00	(100)	(112,900)
Google, Inc.
Expiration: January, 2016, Exercise Price: $625.00	(35)	(157,500)

		(270,400)

Total Options Written (Premiums received $222,088)		$(290,513)

Snow Capital Opportunity Fund

Schedule of Securites Sold Short

August 31, 2015 (Unaudited)

	Shares	Value
Securities Sold Short
Alere, Inc.	(21,450)	$(1,114,756)
Ameren Corp.	(28,330)	(1,141,416)
AMETEK Corp.	(20,690)	(1,113,536)
Anadarko Petroleum Corp.	(15,650)	(1,120,227)
AT&T, Inc.	(34,430)	(1,143,076)
CarMax, Inc.	(16,300)	(994,300)
Concho Resources, Inc.	(11,320)	(1,224,371)
Coty, Inc.	(39,020)	(1,182,696)
CVS Health Corp.	(11,490)	(1,176,576)
Danaher Corp.	(13,600)	(1,183,472)
Dexcom, Inc.	(12,247)	(1,152,933)
EOG Resources, Inc.	(14,750)	(1,155,072)
Edwards Lifesciences Corp.	(8,280)	(1,166,486)
Expeditors International of Washington, Inc.	(22,910)	(1,121,903)
Fidelity National Information Services	(15,930)	(1,100,126)
FMC Technologies, Inc.	(34,930)	(1,214,865)
Hanesbrands, Inc.	(38,000)	(1,144,180)
Hormel Foods Corp.	(17,990)	(1,099,189)
Intercontinental Exchange, Inc.	(4,870)	(1,112,357)
Level 3 Communications, Inc.	(23,050)	(1,031,026)
Lockheed Martin Corp.	(5,870)	(1,180,927)
Marriott International, Inc.	(16,730)	(1,182,142)
Monsanto Co.	(12,170)	(1,188,400)
Morgan Stanley	(30,020)	(1,034,189)
Nvidia Corp.	(49,800)	(1,119,504)
PG&E Corp.	(22,160)	(1,098,693)
Sabre Corp.	(41,090)	(1,118,470)
Salesforce.com, Inc.	(15,970)	(1,107,679)
State Street Corp.	(14,950)	(1,075,204)
SunTrust Banks, Inc.	(25,910)	(1,045,987)
Sysco, Inc.	(27,810)	(1,108,785)
Time Warner Cable, Inc.	(6,390)	(1,188,668)
W.R. Grace & Co.	(11,530)	(1,140,778)
Zimmer Biomet Holdings	(11,470)	(1,187,833)

Total for Shares Sold Short (Proceeds: $38,893,168)		$(38,469,822)

Snow Capital Family of Funds

Statements of Assets and Liabilities

August 31, 2015 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

ASSETS
Investments, at value: (Cost $91,244,119 and $287,135,421 respectively)	$83,389,981	$289,010,965
Cash	177,000	43,242,669
Dividends and interest receivable	100,479	762,709
Receivable for investments sold	682,674	16,459,651
Receivable for Fund shares sold	327,707	634,664
Other assets	11,713	28,887

TOTAL ASSETS	84,689,554	350,139,545

LIABILITIES
Short securities, at value (premiums received of $0 and $38,893,168 respectively)	—	38,469,822
Written options, at value (premiums received of $0 and $222,088 respectively)	—	290,513
Payable for dividends on short positions	—	26,064
Payable for investments purchased	376,623	16,757,012
Payable for Fund shares redeemed	119,971	509,864
Payable to affiliates	50,863	90,835
Payable to Adviser	69,786	243,726
Payable for distribution fees	74,371	188,915
Payable for shareholder servicing fees	19,901	17,861
Payable to custodian	943,000	2,685,000
Accrued expenses and other liabilities	50,275	116,995

TOTAL LIABILITIES	1,704,790	59,396,607

NET ASSETS	$82,984,764	$290,742,938

Net assets consist of:
Paid-in Capital	$87,018,371	$284,055,455
Accumulated net investment income (loss)	(150,589)	321,844
Accumulated net realized gain	3,971,120	4,135,174
Net unrealized appreciation/depreciation on:
Investments	(7,854,138)	2,298,890
Written options	—	(68,425)

NET ASSETS	$82,984,764	$290,742,938

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Continued)

August 31, 2015 (Unaudited)

COMPUTATION OF NET ASSET VALUE	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

CLASS A SHARES
Net assets	$24,477,232	$99,934,421
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	883,200	4,043,641
Net asset value and redemption price per share(1)	$27.71	$24.71
Maximum offering price per share (Net Assets Value per share divided by 0.9475)(2)	$29.25	$26.08

CLASS C SHARES
Net assets	$15,312,420	$44,944,087
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	575,636	1,926,571
Net asset value, redemption price and offering price per share(1) (3)	$26.60	$23.33

INSTITUTIONAL CLASS SHARES
Net assets	$43,195,112	$145,864,430
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	1,538,137	5,844,414
Net asset value, redemption price and offering price per share(1)	$28.08	$24.96

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Six Months Ended August 31, 2015 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

INVESTMENT INCOME
Dividend income(1)	$714,609	$3,132,028
Interest income	7	332

TOTAL INVESTMENT INCOME	714,616	3,132,360

EXPENSES
Management fees	571,212	1,657,755
Administration fees	82,343	183,859
Transfer agent fees and expenses	77,673	133,564
Distribution fees - Class C	67,361	198,031
Distribution fees - Class A	36,840	141,666
Federal and state registration fees	22,536	24,551
Audit and tax fees	15,296	16,172
Custody fees	8,571	19,959
Legal fees	6,875	5,093
Reports to shareholders	6,712	15,674
Chief Compliance Officer fees and expenses	4,040	4,038
Trustees’ fees and expenses	2,727	2,743
Shareholder servicing fees - Class C	—	66,011
Dividend Expense	—	62,099
Other expenses	12,736	46,584

TOTAL EXPENSES	914,922	2,577,799

Less waivers and reimbursement by Advisor (Note 4)	(68,979)	—

NET EXPENSES	845,943	2,577,799

NET INVESTMENT INCOME (LOSS)	(131,327)	554,561

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	4,298,666	1,540,172
Written options	—	631,760
Net change in unrealized depreciation on:
Investments	(14,124,016)	(40,920,251)
Written options	—	(196,754)

NET REALIZED AND UNREALIZED LOSS	(9,825,350)	(38,945,073)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(9,956,677)	$(38,390,512)

(1)	Net of $6,300 and $19,890 in foreign withholding tax, respectively

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statements of Changes in Net Assets

	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015

FROM OPERATIONS
Net investment loss	$(131,327)	$(417,526)
Net realized gain on:
Investments	4,298,666	8,370,525
Net change in unrealized appreciation (depreciation)
Investments	(14,124,016)	(3,557,851)

Increase (Decrease) in Net Assets from Operations	(9,956,677)	4,395,148

FROM DISTRIBUTIONS
Net realized gain - Class A	—	(3,593,386)
Net realized gain - Class C	—	(1,944,756)
Net realized gain - Institutional Class	—	(6,005,201)

Net decrease in net assets resulting from distributions paid	—	(11,543,343)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	1,673,224	13,803,935
Proceeds from shares sold - Class C	1,123,092	7,002,674
Proceeds from shares sold - Institutional Class	9,077,417	52,182,662
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	1,587,046
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	1,309,548
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	3,377,460
Payments for shares redeemed - Class A(1)	(6,906,586)	(35,954,541)
Payments for shares redeemed - Class C(2)	(2,699,563)	(2,136,852)
Payments for shares redeemed - Institutional Class(3)	(18,330,609)	(19,451,211)

Net Increase (Decrease) from capital share transactions	(16,063,025)	21,720,721

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,019,702)	14,572,526
NET ASSETS
Beginning of Period	$109,004,466	$94,431,940

End of Period	$82,984,764	$109,004,466

ACCUMULATED NET INVESTMENT LOSS	$(150,589)	$(19,262)

(1)	Net of redemption fees of $8 and $575 for the period and year ended August 31, 2015 and February 28, 2015, respectively.
(2)	Net of redemption fees of $4 and $5 for the period and year ended August 31, 2015 and February 28, 2015, respectively.
(3)	Net of redemption fees of $42 and $737 for the period and year ended August 31, 2015 and February 28, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Opportunity Fund

Statements of Changes in Net Assets

	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015

FROM OPERATIONS
Net investment income	$554,561	$443,641
Net realized gain (loss) on:
Investments	1,540,172	35,232,054
Purchased options	—	(974,776)
Written options	631,760	3,949,769
Net change in unrealized appreciation (depreciation)
Investments	(40,920,251)	(20,678,829)
Written options	(196,754)	(88,577)

Increase (Decrease) in Net Assets from Operations	(38,390,512)	17,883,282

FROM DISTRIBUTIONS
Net investment income - Class A	—	(151,304)
Net investment income - Institutional Class	—	(722,034)
Net realized gain - Class A	—	(15,342,788)
Net realized gain - Class C	—	(7,616,103)
Net realized gain - Institutional Class	—	(23,239,385)

Net decrease in net assets resulting from distributions paid	—	(47,071,614)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	2,501,557	38,103,417
Proceeds from shares sold - Class C	1,022,682	8,813,729
Proceeds from shares sold - Institutional Class	14,033,811	60,604,020
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	4,843,524
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	5,979,458
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	15,251,504
Payments for shares redeemed - Class A(1)	(6,205,286)	(43,415,451)
Payments for shares redeemed - Class C(2)	(5,237,993)	(7,011,612)
Payments for shares redeemed - Institutional Class(3)	(23,757,165)	(36,649,531)

Net Increase (Decrease) from capital share transactions	(17,642,394)	46,519,058

TOTAL INCREASE (DECREASE) IN NET ASSETS	(56,032,906)	17,330,726
NET ASSETS
Beginning of Period	$346,775,844	$329,445,118

End of Period	$290,742,938	$346,775,844

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$321,844	$(232,717)

(1)	Net of redemption fees of $3 and $227 for the period and year ended August 31, 2015 and February 28, 2015, respectively.
(2)	Net of redemption fees of $4 and $35 for the period and year ended August 31, 2015 and February 28, 2015, respectively.
(3)	Net of redemption fees of $215 and $1,080 for the period and year ended August 31, 2015 and February 28, 2015, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$30.94	$32.87	$27.67	$25.12	$24.50	$20.00

Income from investment operations:
Net investment loss(2)	(0.04)	(0.15)	(0.33)	(0.23)	(0.26)	(0.08	)(3)
Net realized and unrealized gain (loss) on investments	(3.19)	1.76	6.98	4.22	0.98	4.58

Total from Investment Operations	(3.23)	1.61	6.65	3.99	0.72	4.50

Less Distributions:
From net realized gain on investments	—	(3.54)	(1.45)	(1.44)	(0.10)	—

Total Distributions to Shareholders	—	(3.54)	(1.45)	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)(4)	0.00	0.00	0.00	0.00	0.00	—

Net Asset Value, End of Period	$27.71	$30.94	$32.87	$27.67	$25.12	$24.50

Total Return(5)(6)	(10.44)%	4.75%	23.94%	16.67%	3.00%	22.50%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$24,477	$32,604	$53,755	$27,052	$11,611	$2,726
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	1.88%	1.79%	2.00%	2.80%	3.67%	16.14%
Excluding interest expense	1.87%	—	—	—	—	—
After waivers and reimbursements of expenses(7)	1.71%	1.70%	1.87%	2.00%	2.00%	2.00%
Excluding interest expense	1.70%	—	—	—	—	—
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(0.45)%	(0.53)%	(1.18)%	(1.80)%	(2.84)%	(15.54)%
After waivers and reimbursements of expenses(7)	(0.28)%	(0.44)%	(1.05)%	(1.00)%	(1.17)%	(1.40)%
Portfolio turnover rate(6)	24.22%	83.51%	66.22%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than $0.005 per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$29.80	$32.01	$27.18	$24.89	$24.46	$20.00

Income from investment operations:
Net investment loss(2)	(0.14)	(0.36)	(0.54)	(0.42)	(0.44)	(0.12	)(3)
Net realized and unrealized gain (loss) on investments	(3.06)	1.69	6.82	4.15	0.97	4.58

Total from Investment Operations	(3.20)	1.33	6.28	3.73	0.53	4.46

Less Distributions:
From net realized gain on investments	—	(3.54)	(1.45)	(1.44)	(0.10)	—

Total Distributions to Shareholders	—	(3.54)	(1.45)	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	—	—	—

Net Asset Value, End of Period	$26.60	$29.80	$32.01	$27.18	$24.89	$24.46

Total Return(5)(6)	(10.71)%	3.95%	23.00%	15.77%	2.22%	22.30%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$15,312	$18,739	$13,924	$2,692	$1,891	$264
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	2.38%	2.50%	2.72%	3.55%	4.42%	19.09%
Excluding interest expense	2.37%	—	—	—	—	—
After waivers and reimbursements of expenses(7)	2.38%	2.45%	2.59%	2.75%	2.75%	2.75%
Excluding interest expense	2.37%	—	—	—	—	—
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(0.94)%	(1.15)%	(1.85)%	(2.58)%	(3.59)%	(18.47)%
After waivers and reimbursements of expenses(7)	(0.93)%	(1.10)%	(1.72)%	(1.78)%	(1.92)%	(2.13)%
Portfolio turnover rate(6)	24.22%	83.51%	66.22%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than $0.005 per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2015 (Unaudited)		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$31.31		$33.14	$27.82	$25.19	$24.51	$20.00

Income from investment operations:
Net investment loss(2)	(0.00	)(4)	(0.02)	(0.25)	(0.19)	(0.21)	(0.06	)(3)
Net realized and unrealized gain (loss) on investments	(3.23)		1.73	7.02	4.26	0.99	4.57

Total from Investment Operations	(3.23)		1.71	6.77	4.07	0.78	4.51

Less Distributions:
From net realized gain on investments	—		(3.54)	(1.45)	(1.44)	(0.10)	—

Total Distributions to Shareholders	—		(3.54)	(1.45)	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)(4)	0.00		0.00	0.00	0.00	0.00	—

Net Asset Value, End of Period	$28.08		$31.31	$33.14	$27.82	$25.19	$24.51

Total Return(5)(6)	(10.32)%		5.01%	24.24%	16.94%	3.24%	22.55%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$43,195		$57,662	$26,753	$8,570	$7,069	$1,640
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	1.63%		1.57%	1.74%	2.55%	3.42%	18.78%
Excluding interest expense	1.62%		—	—	—	—	—
After waivers and reimbursements of expenses(6)	1.46%		1.45%	1.61%	1.75%	1.75%	1.75%
Excluding interest expense	1.45%		—	—	—	—	—
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(0.19)%		(0.19)%	(0.90)%	(1.60)%	(2.59)%	(18.06)%
After waivers and reimbursements of expenses(6)	(0.02)%		(0.07)%	(0.77)%	(0.80)%	(0.92)%	(1.04)%
Portfolio turnover rate(5)	24.22%		83.51%	66.22%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than $0.005 per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2015 (Unaudited)		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011

Net Asset Value, Beginning of Period	$27.96		$30.44	$23.35	$20.11	$21.57		$18.12

Income from investment operations:
Net investment income(1)	0.05		0.03	0.01	0.00 (2)	0.04		(0.04	)(2)
Net realized and unrealized gain (loss) on investments	(3.30)		1.60	7.08	3.28	(1.50)		3.53

Total from Investment Operations	(3.25)		1.63	7.09	3.28	(1.46)		3.49

Less Distributions:
From net investment income	—		(0.04)	—	(0.04)	—		(0.04)
From net realized gain on investments	—		(4.07)	—	—	—		—

Total Distributions to Shareholders	—		(4.11)	—	(0.04)	—		(0.04)

Paid-in capital from redemption fees (Note 2)(2)	0.00		0.00	0.00	0.00	0.00		0.00

Net Asset Value, End of Period	$24.71		$27.96	$30.44	$23.35	$20.11		$21.57

Total Return(3)(4)	(11.62)%		5.03%	30.36%	16.33%	(6.77)%		19.25%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$99,934		$116,812	$125,243	$87,352	$122,004		$124,183
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	1.56%		1.47%	1.51%	1.55%	1.58%		1.56%
Excluding dividends and interest expense on short positions	1.50%		—	—	—	1.54%		—
After waivers, reimbursements and recoupments of expenses(5)	1.56%		1.47%	1.51%	1.55%	1.58%		1.56%
Excluding dividends and interest expense on short positions	1.50%		—	—	—	1.54%		—
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	0.33	%(6)	0.11%	0.04%	0.02%	0.23	%(6)	(0.21)%
After waivers, reimbursements and recoupments of expenses(5)	0.33	%(6)	0.11%	0.04%	0.02%	0.23	%(6)	(0.21)%
Portfolio turnover rate(4)	33.00%		83.32%	90.69%	81.32%	85.09%		50.51%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment income ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2015 (Unaudited)		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011

Net Asset Value, Beginning of Period	$26.49		$29.20	$22.57	$19.53	$21.08		$17.81

Income from investment operations:
Net investment loss(1)	(0.06)		(0.18)	(0.17)	(0.13)	(0.07)		(0.18)
Net realized and unrealized gain (loss) on investments	(3.10)		1.54	6.80	3.17	(1.48)		3.46

Total from Investment Operations	(3.16)		1.36	6.63	3.04	(1.55)		3.28

Less Distributions:
From net investment income	—		—	—	—	—		(0.01)
From net realized gain on investments	—		(4.07)	—	—	—		—

Total Distributions to Shareholders	—		(4.07)	—	—	—		(0.01)

Paid-in capital from redemption fees (Note 2)	0.00	(2)	0.00 (2)	0.00 (2)	—	0.00	(2)	0.00 (2)

Net Asset Value, End of Period	$23.33		$26.49	$29.20	$22.57	$19.53		$21.08

Total Return(3)(4)	(11.93)%		4.27%	29.42%	15.51%	(7.31)%		18.43%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$44,944		$55,434	$52,955	$40,300	$45,172		$60,855
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	2.31%		2.18%	2.22%	2.26%	2.18%		2.31%
Excluding dividends and interest expense on short positions	2.25%		—	—	—	2.14%		—
After waivers, reimbursements and recoupments of expenses(5)	2.31%		2.18%	2.22%	2.26%	2.18%		2.31%
Excluding dividends and interest expense on short positions	2.25%		—	—	—	2.14%		—
Ratio of net investment income, (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	(0.42	)%(6)	(0.59)%	(0.64)%	(0.68)%	(0.36	)%(6)	(0.96)%
After waivers, reimbursements and recoupments of expenses(5)	(0.42	)%(6)	(0.59)%	(0.64)%	(0.68)%	(0.36	)%(6)	(0.96)%
Portfolio turnover rate(4)	33.00%		83.32%	90.69%	81.31%	85.09%		50.51%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended August 31, 2015 (Unaudited)		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011

Net Asset Value, Beginning of Period	$28.20		$30.67	$23.48	$20.25	$21.66		$18.15

Income from investment operations:
Net investment income(1)	0.08		0.11	0.09	0.05	0.09		0.01
Net realized and unrealized gain (loss) on investments	(3.32)		1.61	7.11	3.29	(1.50)		3.54

Total from Investment Operations	(3.24)		1.72	7.20	3.34	(1.41)		3.55

Less Distributions:
From net investment income	—		(0.12)	(0.01)	(0.11)	—		(0.04)
From net realized gain on investments	—		(4.07)	—	—	—		—

Total Distributions to Shareholders	—		(4.19)	(0.01)	(0.11)	—		(0.04)

Paid-in capital from redemption fees (Note 2)(2)	0.00		0.00	0.00	0.00	0.00		0.00

Net Asset Value, End of Period	$24.96		$28.20	$30.67	$23.48	$20.25		$21.66

Total Return(3)	(11.49)%		5.31%	30.67%	16.59%	(6.51)%		19.58%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$145,864		$174,530	$151,247	$109,940	$115,837		$115,055
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	1.31%		1.22%	1.26%	1.31%	1.33%		1.31%
Excluding dividends and interest expense on short positions	1.25%		—	—	—	1.29%		—
After waivers, reimbursements and recoupments of expenses(4)	1.31%		1.22%	1.26%	1.31%	1.33%		1.31%
Excluding dividends and interest expense on short positions	1.25%		—	—	—	1.29%		—
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(4)	0.58	%(5)	0.36%	0.32%	0.28%	0.49	%(5)	0.04%
After waivers, reimbursements and recoupments of expenses(4)	0.58	%(5)	0.36%	0.32%	0.28%	0.49	%(5)	0.04%
Portfolio turnover rate(3)	33.00%		83.32%	90.69%	81.32%	85.09%		50.51%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)	The net investment income ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

August 31, 2015 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Funds’ securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities listed in the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not listed on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/ or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements” and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.

Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements require the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended August 31, 2015, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the six months ended. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2015.

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$81,595,005	$—	$—	$81,595,005
Real Estate Investment Trust	1,793,803	—	—	1,793,803

Total Equity	83,388,808	—	—	83,388,808
Short-Term Investment	1,173	—	—	1,173

Total Investments in Securities	$83,389,981	$—	$—	$83,389,981

Snow Capital Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$288,917,075	$—	$—	$288,917,075

Total Equity	288,917,075	—	—	288,917,075
Short-Term Investment	93,890	—	—	93,890

Total Investments in Securities	$289,010,965	$—	$—	$289,010,965

Liabilities:
Securities Sold Short	$(38,469,822)	—	—	$(38,469,822)
Written Options	$(270,400)	$(20,113)	$—	$(290,513)

The Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilites as of August 31, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$—	Options written, at value	$290,513

Total		$—		$290,513

The effect of derivative instruments on the Statement of Operations for the six months ended August 31, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$—	$631,760	$631,760

Total	$—	$631,760	$631,760

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$—	$(196,754)	$(196,754)

Total	$—	$(196,754)	$(196,754)

ASU 2011-11 “Dislcosure about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments. The Fund is not subject to any Master Netting Arrangememts, therefore the Fund was not required to offset any assets or liabilities.

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions.

As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the six months ended August 31, 2015 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	800	$103,167
Options written	4,310	493,347
Options terminated in closing transactions -	(640)	(71,733)
Options exercised	(76)	(64,270)
Options expired	(4,159)	(371,687)

Outstanding, end of period	235	$88,824

	Put Options
	Contracts	Premiums
Outstanding, beginning of period	1,600	$196,862
Options written	4,454	757,197
Options terminated in closing transactions -	(400)	(17,584)
Options exercised	(3,844)	(525,969)
Options expired	(1,675)	(277,242)

Outstanding, end of period	135	$133,264

As of August 31, 2015, the fair value of long positions which served as collateral for call options written was $65,650,500.

There were no transactions in purchased options during the six months ended August 31, 2015.

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation.

Redemption fees were charged by the Funds as follows:

	Six Months Ended August 31, 2015	Year Ended February 28, 2015
Snow Capital Small Cap Value Fund	$54	$1,317
Snow Capital Opportunity Fund	$222	$1,342

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2015	Year Ended February 28, 2014
Snow Capital Small Cap Value Fund
Ordinary Income	$3,253,849	$1,798,588
Long Term Capital Gain	$8,289,493	$1,821,402
Snow Capital Opportunity Fund
Ordinary Income	$17,243,169	$53,239
Long Term Capital Gain	$29,828,445	$—

As of February 28, 2015, the components of accumulated earnings on tax basis were as follows:

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund
Cost basis of investment for Federal income tax purposes	$103,690,073	$305,107,325

Gross tax unrealized appreciation	12,409,414	55,914,385
Gross tax unrealized depreciation	(6,919,030)	(15,050,716)

Net tax unrealized appreciation	5,490,384	40,863,669

Undistributed ordinary income	—	—
Undistributed long-term capital gain	3,686,543	11,930,934

Total distributable earnings	3,686,543	11,930,934

Other accumulated losses	(3,253,857)	(7,716,608)

Total accumulated earnings	$5,923,070	$45,077,995

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Snow Capital Small Cap Value Fund	$398,264	$(398,264)	—
Snow Capital Opportunity Fund	$(27)	$27	—

At February 28, 2015, the Opportunity and Small Cap Value Funds deferred, on a tax basis, post-October capital losses of $7,594,914 and $3,234,595, respectively.

At February 28, 2015, the Opportunity and Small Cap Value Funds deferred, on a tax basis, post-December late-year ordinary losses of $232,717 and $19,262, respectively.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2015. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2015. At February 28, 2015, fiscal years 2012 through 2015 for both Funds remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% for the Opportunity Fund and 1.15% for the Small Cap Value Fund of each Fund’s average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through June 28, 2017, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Class A	Class C	Institutional Class
Small Cap Value Fund	1.70%	2.45%	1.45%
Opportunity Fund	1.75%	2.50%	1.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than a Fund’s Expense Limitation Cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Small Cap Value Fund	Opportunity Fund
February 29, 2016	$154,675	$—
February 28, 2017	$82,607	$—
February 28, 2018	$111,466	$—
August 31, 2018	$68,979	$—

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing. During the six months ended August 31, 2015, the Opportunity Fund Class C shares accrued the 0.25% shareholder service fee for only a portion of the year. During the six months ended August 31, 2015, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Fees	Shareholder Servicing Fees
Small Cap Value Fund
Class A	$36,840
Class C	$67,361	$0
Opportunity Fund
Class A	$141,666
Class C	$198,031	$66,011

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the period ended August 31, 2015, and owed as of August 31, 2015 are as follows:

	Incurred	Owed
Small Cap Value Fund	$83,728	$27,615
Opportunity Fund	$184,956	$58,191

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the period ended August 31, 2015, and owed as of August 31, 2015 are as follows:

Transfer Agency	Incurred	Owed
Small Cap Value Fund	$77,673	$45,824
Opportunity Fund	$133,564	$94,175

Custody	Incurred	Owed
Small Cap Value Fund	$8,571	$2,974
Opportunity Fund	$19,959	$7,302

The Funds each have a line of credit with US Bank (see Note 9).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended August 31, 2015, and owed as of August 31, 2015 are as follows:

	Incurred	Owed
Small Cap Value Fund	$4,040	$1,360
Opportunity Fund	$4,038	$1,348

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Fund Value – Class A Shares	Period Ended August 31, 2015	Year Ended February 28, 2015
Shares Sold	54,436	415,869
Shares issued to holders in reinvestment of distributions	—	50,543
Shares Redeemed	(225,012)	(1,048,251)

Net increase (decrease)	(170,576)	(581,839)

Snow Capital Small Cap Fund Value – Class C Shares	Period Ended August 31, 2015	Year Ended February 28, 2015
Shares Sold	38,367	217,360
Shares issued to holders in reinvestment of distributions	—	43,262
Shares Redeemed	(91,608)	(66,745)

Net increase (decrease)	(53,241)	193,877

Snow Capital Small Cap Fund Value – Institutional Class Shares	Period Ended August 31, 2015	Year Ended February 28, 2015
Shares Sold	293,015	1,515,443
Shares issued to holders in reinvestment of distributions	—	106,343
Shares Redeemed	(596,396)	(587,483)

Net increase (decrease)	(303,381)	1,034,303

Snow Capital Opportunity Fund – Class A Shares	Period Ended August 31, 2015	Year Ended February 28, 2015
Shares Sold	92,846	1,258,086
Shares issued to holders in reinvestment of distributions	—	169,117
Shares Redeemed	(227,537)	(1,363,541)

Net increase (decrease)	(134,691)	63,662

Snow Capital Opportunity Fund – Class C Shares	Period Ended August 31, 2015	Year Ended February 28, 2015
Shares Sold	39,846	297,683
Shares issued to holders in reinvestment of distributions	—	220,076
Shares Redeemed	(205,960)	(238,489)

Net increase (decrease)	(166,114)	279,270

Snow Capital Opportunity Fund – Institutional Class Shares	Period Ended August 31, 2015	Year Ended February 28, 2015
Shares Sold	514,634	1,923,647
Shares issued to holders in reinvestment of distributions	—	528,282
Shares Redeemed	(859,901)	(1,193,456)

Net increase (decrease)	(345,267)	1,258,473

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the six months ended August 31, 2015 are summarized below.

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund
Purchases:
U.S. Government	$—	$—
Other	$23,821,091	$110,843,720
Sales:
U.S. Government	$—	$—
Other	$39,786,784	$105,703,340

(9)	Line of Credit

At August 31, 2015, the Small Cap Value Fund and the Opportunity Fund each had a line of credit in the amount of $10,000,000 and $25,000,000, respectively, maturing August 12, 2016. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with US Bank, the Funds’ custodian. Interest will be accrued at the prime rate (3.25% as of August 31, 2015).

During the six months ended August 31, 2015, the Small Cap Value Fund borrowed on the line of credit on 129 days, with an average borrowing and interest rate on those days of $615,566 and 3.25%, respectively. Interest expense of $7,169 incurred during the period is included within other expenses on the Statement of Operations. On August 31, 2015, the Small Cap Value Fund had an outstanding line of credit balance of $776,000. During the six months ended August 31, 2015, the Opportunity Fund borrowed on the line of credit on 21 days with an average borrowing and interest rate on those days of $1,079,381 and 3.25%, respectively. Interest expense of $2,046 incurred during the six months is included within other expenses on the Statement of Operations. On August 31, 2015, the Opportunity Fund had an outstanding line of credit of $0.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Snow Capital Small Cap Value Fund (the “Small Cap Value Fund”) and the Snow Capital Opportunity Fund (the “Opportunity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Snow Capital Management L.P., the Fund’s investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the

Funds’ operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Richard A. Snow, Nathan T. Snyder and Jessica W. Bemer, the Opportunity Fund’s portfolio managers, and Joshua R. Schachter and Anne S. Wickland, the Small Cap Value Fund’s portfolio managers, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Opportunity Fund’s Institutional Class shares for the year-to-date, one-year, three-year and five-year periods ended April 30, 2015. The Trustees also discussed the performance of the Small Cap Value Fund’s Institutional Class shares for the year-to-date, one-year and three-year periods ended April 30, 2015. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to benchmark indices (the S&P 500 Index for the Opportunity Fund and the Russell 2000 Value Index for the Small Cap Value Fund), and in comparison to a peer group as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end large value funds for the Opportunity Fund and a peer group of U.S. open-end small value funds for the Small Cap Value Fund) (each a “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of other separately-managed accounts that were similar to the Small Cap Value Fund in terms of investment strategies. The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Opportunity Fund.

The Trustees noted that the Opportunity Fund’s performance for its Institutional Class shares for the three-year period ended April 30, 2015 was above its Morningstar

Peer Group median, falling within the first quartile. The Trustees also noted that the Opportunity Fund’s performance for its Institutional Class shares for the year-to-date, one-year, and five-year periods ended April 30, 2015 was below its Morningstar Peer Group medians, falling within the fourth quartile for each of the periods. The Trustees further noted for the year-to-date, one-year, five-year and since inception periods ended March 31, 2015, the Opportunity Fund underperformed the S&P 500 Index, but outperformed the S&P 500 Index for the three-year period ended March 31, 2015.

The Trustees noted that the performance of the Small Cap Value Fund for its Institutional Class shares for the year-to-date, one-year and three-year periods ended April 30, 2015 underperformed the Morningstar Peer Group median for each period; falling in the third quartile for the year-to-date and one-year periods and in the second quartile for the three-year period ended April 30, 2015. The Trustees also noted that for the since inception period ended March 31, 2015, the Small Cap Value Fund’s performance outperformed the Russell 2000 Value Index, but that for the year-to-date, one-year and three-year periods ended March 31, 2015, the Small Cap Value Fund’s performance underperformed the Russell 2000 Value Index. The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed accounts and a private investment vehicle, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Opportunity Fund’s operations following the Fund’s inception and had fully recouped those subsidies and had subsidized the Small Cap Value Fund’s operations following the Fund’s inception and had not recouped those subsidies. The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 24, 2015 meeting and the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Opportunity Fund’s contractual management fee of 1.00% fell within the fourth quartile, above the Morningstar Peer Group average of 0.68%, which fell within the second quartile. The Trustees noted that the Opportunity Fund was operating below its expense cap of 1.50% for Institutional Class shares. The Trustees observed that the Opportunity Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.22% for Institutional Class shares fell within the fourth quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.92%, which fell within the third quartile. The Trustees also compared the fees paid by the Opportunity Fund to the fees paid by other separately-managed accounts and noted that the Fund’s management fee appeared to be reasonable in comparison with such fees.

The Trustees noted that the Small Cap Value Fund’s contractual management fee of 1.15% fell within the fourth quartile, compared to the Morningstar Peer Group average and median of 0.95%. The Trustees observed that the Small Cap Value Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.45% for Institutional Class shares fell within the fourth quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.26%, which fell within the third quartile. The Trustees also compared the fees paid by the Small Cap Value Fund to the fees paid by separately managed accounts and a private investment vehicle of the Adviser that were similar to the Fund in terms of their underlying investment philosophy and noted that the Fund’s management fee appeared to be reasonable.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared the Funds’ expenses relative to their respective peer groups and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Funds’ management fee and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structure. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds. The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of each Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 28, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	54.52%
Opportunity Fund	32.98%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2015 was as follows:

Small Cap Value Fund	50.43%
Opportunity Fund	27.04%

For the fiscal year ended February 28, 2015, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Small Cap Value Fund	100.00%
Opportunity Fund	94.94%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004-present).	38	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	38	Independent Trustee, USA MUTUALS (an open-end investment company with three portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 72	Trustee	Indefinite Term; Since October 23, 2009	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	38	Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open- ended investment company with one portfolio). Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed- end investment companies) (2010-2015); Independent Trustee, Gottex Multi- Alternatives fund complex (three closed-end investment companies) (2010-2015).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	38	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with three portfolios).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004-present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002-present).	N/A	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Secretary	Indefinite Term; Since May 29, 2015	Vice President, U.S. Bancorp Fund Services, LLC (April 2012-present); Research Associate, Vista360, LLC (May 2010-April 2012).	N/A	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (January 2014-present); Senior Vice President, Ariel Investments, LLC (2010-2013); Vice President, Ariel Investments, LLC (2003-2010).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008-present).	N/A	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since January 22, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2010-present).	N/A	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Age: 27	Assistant Treasurer	Indefinite Term; Since April 23, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2011-present); Illinois State University (2006-2011).	N/A	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since July 1, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2010-present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-SNOWFND (877 766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877 SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discountinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	10/28/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	10/28/15

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	10/28/15

* Print the name and title of each signing officer under his or her signature.